Exhibit 10.4(b)


        Schedule of Warrants (refinancings) Issued by NCT Group, Inc. to
          Carole Salkind for the three months ended September 30, 2005


   Grant Date      Expiration Date      Exercise Price        Shares Granted
   ----------      ---------------      --------------        --------------
    07/08/05          07/08/10              $0.0120             446,750,000
    08/01/05          08/01/10              $0.0101             220,000,000
    08/10/05          08/10/10              $0.0100             307,750,000
    08/24/05          08/24/10              $0.0080              16,250,000
    09/26/05          09/26/10              $0.0060              53,750,000
    09/30/05          09/30/10              $0.0050               7,500,000

                                                            ------------------
                                                              1,052,000,000
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